Concentration of Credit Risks	12 Months Ended
Dec. 31, 2013
Concentration of Credit Risks

13. Concentration of Credit Risks

The Company’s vessels are chartered under either a time charter arrangement or voyage charter arrangement. Under a time charter arrangement, no security is provided for the payment of charter hire. However, payment is usually required monthly in advance. Under a voyage charter arrangement, a lien may sometimes be placed on the cargo to secure the payment of the accounts receivable, as permitted by the prevailing charter party agreement.

At December 31, 2013, 17 of the Company’s 24 operated vessels, (including the chartered-in vessel), were subject to time charters, 13 of which will expire within one year, two which will expire within one to two years, one that will expire within two to three years and two which will expire within ten years. The committed charter income is as follows:

2014:	$87,180,374
2015:	$30,740,750
2016:	$27,118,250
2017:	$18,177,000
2018:	$18,177,000

During 2013, three charterers contributed 30% of the operating revenue, comprising 11%, 10% and 9%, (2012: four charterers totaled 59% comprising 23%, 14%, 11% and 11%).

At December 31, 2013 and 2012, all of the Company’s cash and cash equivalents and short-term investments were held by large financial institutions, highly rated by a recognized rating agency.